Exhibit 99.906 CERT

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: First Eagle Variable Funds

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 28, 2008	/s/ John P. Arnhold

JOHN P. ARNHOLD
Principal Executive Officer

Date: August 28, 2008	/s/ Robert Bruno

ROBERT BRUNO
Principal Financial Officer